Exhibit 10.7

# DISBURSEMENT AUTHORIZATION

TO: LAMBDA VENTURES LLC (the "Investor")

FROM: HYORC CORPORATION (the "Company")

DATE: May 9, 2026

RE: Disbursement of Funds

In connection with the issuance of that certain 8% promissory note in the aggregate principal amount of $67,500.00 (the "Note"), pursuant to that certain securities purchase agreement dated as of May 9, 2026 (the "Agreement") by and between the Investor and the Company, the Investor is hereby directed to disburse the purchase price of $62,500.00 as follows:

1. $59,000.00 to the Company in accordance with the wire transfer instructions attached as Schedule A hereto; and

2. $3,500.00 withheld for Investor's legal fees pursuant to the Agreement.

*[Signature page to follow]*

**HYORC CORPORATION**

Signed by:

By: K. Reginald Fubara

1D5701BB5EA14CA...

Name: K. Reginald Fubara
Title: Chief Executive Officer

*[Signature Page to Disbursement Authorization]*

## Schedule A

| | |
|---|---|
| Account Name: | HyOrc Corporation |
| Beneficiary Address: | 3050 Post Oak Blvd, Houston, TX 77056-3020 |
| ABA Routing Number: | 101019644 |
| Account Number: | 216132819007 |
| Bank Name: | Lead Bank |
| Bank Address: | 1801 Main Street, Kansas City, MO, 64108, United States |
| SWIFT / BIC: | REVOUS31 |